UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

ConvergeOne Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38053	81-4619427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Highway 149 Eagan, MN	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 321-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

ConvergeOne Holdings, Inc. is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2018 (the “Initial Form 8-K”). This Amendment No. 1 amends the Initial Form 8-K to include additional financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded in the Initial Form 8-K in reliance on the instructions to such items.

Item 9.01.	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, and under “Unaudited Pro Forma Condensed Combined Financial Statements” and is incorporated herein by reference.

The audited financial statements of SPS Holdco, LLC for the years ended December 27, 2015 and December 25, 2016, and the unaudited financial statements of SPS Holdco, LLC for the six months ended June 30, 2017 were previously filed as Exhibit 99.1 to the Initial Form 8-K and incorporated herein by reference.

The audited financial statements of AOS, Inc. for the years ended December 27, 2015 and December 25, 2016 were previously filed as Exhibit 99.2 to the Initial Form 8-K and incorporated herein by reference.

The unaudited financial statements of AOS, Inc. for the nine month period ended October 1, 2017 were previously filed as Exhibit 99.3 to the Initial Form 8-K and incorporated herein by reference.

The audited consolidated financial statements of C1 Investment Corp. for the years ended December 31, 2015, 2016 and 2017 are filed as Exhibit 99.5 to this Amendment No. 1 and are incorporated herein by reference.

Unaudited pro forma financial statements were previously filed as Exhibit 99.4 to the Initial Form 8-K and are incorporated herein by reference.

Unaudited pro forma financial statements are filed as Exhibit 99.6 to this Amendment No. 1 and are incorporated herein by reference.

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

2.1*	Agreement and Plan of Merger, dated as of November 30, 2017, by and among Forum Merger Corporation, FMC Merger Subsidiary Corp., FMC Merger Subsidiary LLC, Clearlake Capital Management III, L.P., and C1 Investment Corp.	Form 8-K	001-38053	2.1	December 1, 2017

3.1	Certificate of Amendment of Certificate of Incorporation	Form 8-K	001-38053	3.1	February 26, 2018

3.2	Amended and Restated Certificate of Incorporation	Form 8-K	001-38053	3.2	February 26, 2018

3.3	Amended and Restated Bylaws	Form S-4	333-221848	3.5	February 1, 2018

4.1	Specimen Warrant Certificate	Form S-1	333-217187	4.3	March 29, 2017

4.2	Warrant Agreement, dated February 22, 2018, between Continental Stock Transfer & Trust Company and ConvergeOne Holdings, Inc.	Form 8-K	001-38053	4.2	February 26, 2018

4.3	Specimen Common Stock Certificate	Form S-4	333-221848	4.7	February 1, 2018

4.4	Form of Unit Purchase Option between Forum and EBC	Form S-1	333-217187	4.6	March 21, 2017

10.1	Stock Escrow Agreement, dated April 6, 2017 between Forum, Forum Investors I, LLC and Continental Stock Transfer & Trust Company	Form 8-K	001-38053	10.3	April 12, 2017

10.2	Registration Rights Agreement among Forum and Forum Investors I, LLC	Form 8-K	001-38053	10.4	April 12, 2017

10.3	Sponsor Earnout Letter and Amendment to Escrow Agreement, dated November 30, 2017	Form 8-K	001-38053	10.3	December 1, 2017

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

10.4	Amended and Restated Registration Rights Agreement by and among Forum, Forum Investors I, LLC, Clearlake Capital Management III, L.P. and other stockholders	Form 8-K	001-38053	10.4	February 26, 2018

10.5†	2018 Equity Incentive Plan	Form 8-K	001-38053	10.5	February 26, 2018

10.6†	Form of Stock Option Agreement, Notice of Exercise and Stock Option Grant Notice under the 2018 Equity Incentive Plan	Form S-4	333-221848	10.16	February 1, 2018

10.7†	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the 2018 Equity Incentive Plan	Form S-4	333-221848	10.17	February 1, 2018

10.8†	2018 Employee Stock Purchase Plan	Form 8-K	001-38053	10.8	February 26, 2018

10.9†	Offer letter dated June 16, 2014 between C1 Holdings Corp. and John A. McKenna, Jr.	Form S-4	333-221848	10.19	December 1, 2017

10.10†	Offer letter dated June 16, 2014 between C1 Holdings Corp. and Jeffrey Nachbor	Form S-4	333-221848	10.20	December 1, 2017

10.11†	Offer letter dated June 16, 2014 between C1 Holdings Corp. and John Lyons	Form S-4	333-221848	10.21	December 1, 2017

10.12†	Offer letter dated June 16, 2014 between C1 Holdings Corp. and Paul Maier	Form S-4	333-221848	10.22	December 1, 2017

10.13†	Form of Indemnity Agreement	Form S-4	333-221848	10.23	February 1, 2018

10.14	Revolving Loan Credit Agreement dated June 20, 2017 among C1 Intermediate Corp., C1 Holdings Corp., ConvergeOne, Inc., the Lenders party thereto, Wells Fargo Commercial Distribution Finance, LLC, and Wells Fargo Bank, N.A.	Form S-4	333-221848	10.24	December 1, 2017

10.15	Guarantee and Collateral Agreement dated June 20, 2017 among C1 Intermediate Corp., ConvergeOne, Inc., C1 Holdings Corp., the Subsidiaries of C1 Holdings Corp. from time to time party thereto, and Wells Fargo Commercial Distribution Finance, LLC	Form S-4	333-221848	10.25	December 1, 2017

10.16	Term Loan Agreement dated June 20, 2017 among C1 Holdings Corp., C1 Intermediate Corp., the Lenders party thereto, and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.26	December 1, 2017

10.17	Incremental Amendment dated July 28, 2017 among C1 Intermediate Corp., C1 Holdings Corp., the Guarantors party thereto, Credit Suisse AG, Cayman Islands Branch and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.27	December 1, 2017

10.18	Incremental Amendment dated October 25, 2017 among C1 Intermediate Corp., C1 Holdings Corp., the Guarantors party thereto, Credit Suisse AG, Cayman Islands Branch and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.28	December 1, 2017

10.19	Guarantee and Collateral Agreement dated June 20, 2017 among C1 Intermediate Corp., C1 Holdings Corp., the Subsidiaries of C1 Holdings Corp. from time to time party thereto, and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.29	December 1, 2017

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

10.20	First Amendment to Revolving Loan Credit Agreement dated January 18, 2018 among C1 Intermediate Corp., C1 Holdings Corp., ConvergeOne, Inc., Annese & Associates, Inc., SPS Holdco, LLC, Strategic Products and Services, LLC, Providea Conferencing, LLC, RGTS, Inc., RGT Utilities, Inc., and Wells Fargo Commercial Distribution Finance, LLC	Form S-4	333-221848	10.30	January 26, 2018

10.21	Second Amendment to Revolving Loan Credit Agreement dated February 13, 2018 among C1 Intermediate Corp., C1 Holdings Corp., ConvergeOne, Inc., Annese & Associates, Inc., SPS Holdco, LLC, Strategic Products and Services, LLC, Providea Conferencing, LLC, RGTS, Inc., RGT Utilities, Inc., and Wells Fargo Commercial Distribution Finance, LLC	Form 8-K	001-38053	10.21	February 26, 2018

10.22	First Amendment to Term Loan Agreement dated January 18, 2018 among C1 Intermediate Corp., C1 Holdings Corp., the Guarantors party thereto, and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.31	January 26, 2018

10.23††	Avaya Inc. Reseller Master Terms and Conditions dated July 3, 2002 by and between Avaya Inc. and North American Communications Resource, Inc. dba NACR, Inc.	Form S-4	333-221848	10.30	January 12, 2018

10.24††	Third Amendment to Avaya Inc. Reseller Master Terms and Conditions dated November 3, 2004 by and between Avaya Inc. and North American Communications Resource, Inc.	Form S-4	333-221848	10.31	January 12, 2018

10.25††	Fourth Amendment to Avaya Inc. Reseller Master Terms and Conditions dated March 7, 2007 by and between Avaya Inc. and North American Communications Resource, Inc.	Form S-4	333-221848	10.32	January 12, 2018

10.26††	Fifth Amendment to Avaya Inc. Reseller Master Terms and Conditions by and between Avaya Inc. and North American Communications Resource, Inc., dated May 14, 2007	Form S-4	333-221848	10.33	January 12, 2018

10.27††	Sixth Amendment to Avaya Inc. Reseller Master Terms and Conditions by and between Avaya Inc. and North American Communications Resource, Inc., dated September 28, 2007	Form S-4	333-221848	10.34	January 12, 2018

10.28††	Systems Integrator Agreement dated June 20, 2016 between Cisco Systems, Inc. and ConvergeOne, Inc.	Form S-4	333-221848	10.35	January 12, 2018

10.29††	Amendment No. 1 to the Systems Integrator Agreement dated June 30, 2016 between Cisco Systems, Inc. and ConvergeOne, Inc.	Form S-4	333-221848	10.36	January 12, 2018

10.30	Form of Subscription Agreement	Form 8-K	001-38053	10.3	December 1, 2017

10.31	Form of Lock-Up Agreement	Form 8-K	001-38053	10.4	December 1, 2017

16.1	Letter re Change in Certifying Accountant	Form 8-K	001-38053	16.1	February 26, 2018

21.1	List of Subsidiaries	Form 8-K	001-38053	21.1	February 26, 2018

99.1	SPS Holdco, LLC audited financial statements for the years ended December 31, 2015 and 2016, and unaudited financial statements for the six months ended June 30, 2017	Form 8-K	001-38053	99.1	February 26, 2018

99.2	AOS, Inc. audited financial statements for the years ended December 27, 2015 and December 25, 2016	Form 8-K	001-38053	99.2	February 26, 2018

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

99.3	AOS, Inc. unaudited financial statements for the nine month period ended October 1, 2017	Form 8-K	001-38053	99.3	February 26, 2018

99.4	Unaudited pro forma financial statements	Form 8-K	001-38053	99.4	February 26, 2018

99.5**	C1 Investment Corp. audited financial statements for the years ended December 31, 2015, 2016 and 2017

99.6**	Unaudited pro forma financial statements

*	The annexes, schedules, and certain exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. ConvergeOne hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the Commission upon request.
**	Filed herewith.
†	Indicates a management contract or compensatory plan, contract or arrangement.
††	Confidential treatment has been granted for certain provisions omitted from this Exhibit pursuant to Rule 406 promulgated under the Securities Act. The omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConvergeOne Holdings, Inc.

Dated: March 20, 2018

	By:	/S/ JOHN A. MCKENNA, JR.
John A. McKenna, Jr.
President and Chief Executive Officer